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                                                                    Exhibit 10.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

         For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Seller"), does hereby transfer, sell and convey to FIRST HORIZON ASSET SECURITIES INC., a Delaware corporation (the "Purchaser"), and the Purchaser does hereby purchase and acquire on the terms set forth herein, certain mortgage loans owned by the Seller (the "Mortgage Loans") which Mortgage Loans are more particularly listed and described in Schedule A attached hereto and made a part hereof.

         This Mortgage Loan Purchase Agreement ("Agreement") is executed upon the following terms and conditions:

                                   DEFINITIONS

         Closing Date:  September 30, 2002.

         Custodian: LaSalle Bank National Association, a national banking association, and its successors and assigns, as custodian under the Custodial Agreement dated as of September 30, 2002 by and among The Bank of New York, as trustee, First Horizon Home Loan Corporation, as master servicer, and the Custodian.

         Cut-Off Date:  September 1, 2002.

         FHHLC: First Horizon Home Loan Corporation, a Kansas corporation, in its capacity as the seller of the Mortgage Loans pursuant to MLPA I.

         MLPA I: The mortgage loan purchase agreement, dated as of September 30, 2002, by and between First Horizon Home Loan Corporation, as seller, and First Tennessee Bank National Association, as purchaser, as related to the transfer, sale and conveyance of the Mortgage Loans.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on the property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.1 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Pooling and Servicing Agreement.

         Mortgage Loans: The mortgage loans transferred, sold and conveyed by the Seller to the Purchaser, pursuant to this Agreement.

         Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

         Mortgagor:  The obligor(s) on a Mortgage Note.

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         Pooling and Servicing Agreement: The pooling and servicing agreement, dated as of September 1, 2002, by and among First Horizon Asset Securities Inc., as depositor, First Horizon Home Loan Corporation, as master servicer, and The Bank of New York, as trustee, as related to the creation and issuance of the Mortgage Pass-Through Certificates, Series 2002-6.

         Purchase Price: $478,267,090.

         Purchaser: First Horizon Asset Securities Inc., a Delaware corporation, in its capacity as purchaser of the Mortgage Loans pursuant to this Agreement.

         Seller: First Tennessee Bank National Association, and its successors and assigns, in its capacity as seller of the Mortgage Loans pursuant to this Agreement.

         Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

                                   ARTICLE I
                                Purchase and Sale

         Section 1.1 Purchase Price. In consideration for the payment to it of the Purchase Price on the Closing Date, pursuant to written instructions delivered by the Seller to the Purchaser on the Closing Date, the Seller does hereby transfer, sell and convey to the Purchaser on the Closing Date, but with effect from the Cut-off Date, without recourse, (i) all right, title and interest of the Seller in the Mortgage Loans and all property securing such Mortgage Loans, including all interest and principal received or receivable by the Seller with respect to the Mortgage Loans on or after the Cut-off Date and all interest and principal payments on the Mortgage Loans received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date or amounts attributable to Retained Yield,, (ii) all of the Seller's rights as Purchaser under MLPA I including, without limitation, the rights of the Seller to require FHHLC to cure breaches of representations and warranties with respect to the Mortgage Loans as provided thereunder, and (iii) all proceeds from the foregoing. Items (i) through (iii) in the preceding sentence are herein referred to collectively as "Mortgage Assets."

         Section 1.2 Timing. The sale of the Mortgage Assets hereunder shall take place on the Closing Date.

                                   ARTICLE II
                             Conveyance and Delivery

         Section 2.1 Delivery of Mortgage Files. In connection with the transfer and assignment set forth in Section 1.1 above, the Seller has delivered or caused to be delivered to the Custodian (or, in the case of the Delay Delivery Mortgage Loans, will deliver or cause to be delivered to the Custodian within thirty (30) days following the Closing Date) the following

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documents or instruments with respect to each Mortgage Loan so assigned
(collectively, the "Mortgage Files"):

         (a) (1) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ________________, without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

                      (2) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

         (b) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage;

         (c) a duly executed assignment of the Mortgage in blank (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

         (d) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

         (e) either the original or duplicate original title policy (including all riders thereto) with respect to the related Mortgaged Property, if available, provided that the title policy (including all riders thereto) will be delivered as soon as it becomes available, and if the title policy is not available, and to the extent required pursuant to the second paragraph below or otherwise in connection with the rating of the Certificates, a written commitment or interim binder or preliminary report of the title issued by the title insurance or escrow company with respect to the Mortgaged Property, and

         (f) in the case of a Cooperative Loan, the originals of the following documents or instruments:

                      (1) The Coop Shares, together with a stock power in blank;

                      (2)  The executed Security Agreement;

                      (3)  The executed Proprietary Lease;

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                      (4)  The executed Recognition Agreement;

                      (5) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

                      (6) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                                  ARTICLE III
                         Representations and Warranties

         Section 3.1 Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser, as of the date of execution and delivery hereof, that:

                 (1) The Seller is duly organized as a national banking association and is validly existing under the laws of the United States of America.

                 (2) The Seller has the requisite power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or of creditors of depository institutions, the accounts of which are insured by the FDIC, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (3) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of the Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (c) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction

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         over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

                 (4) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would prohibit the execution or delivery of, or performance under, this Agreement by the Seller.

         (b) The Seller hereby assigns, transfers and conveys to the Purchaser all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of FHHLC made pursuant to MLPA I, together with all rights of the Seller to require FHHLC to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with MLPA I.

         It is understood and agreed that the obligation under MLPA I of FHHLC to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against FHHLC respecting such breach available to the Purchaser on its behalf.

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale of the Mortgage Loans to the Purchaser hereunder and the subsequent transfer of the Mortgage Loans by the Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement.

                                   ARTICLE IV
                                 Miscellaneous

         Section 4.1 Transfer Intended as Sale. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser be, and be construed as, absolute sales thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Seller to the Purchaser. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be the property of the Seller or the Purchaser, respectively, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of Texas and (ii) the conveyance of the Mortgage Loans provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the Mortgage Loans, whether now owned or hereafter acquired.

         The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Seller and the Purchaser shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted hereby.

         Section 4.2 Seller's Consent to Assignment. The Seller hereby consents to the assignment, transfer and conveyance by the Purchaser to the Purchaser's designee of the rights with respect to the Mortgage Loans granted to the Purchaser pursuant to the representations and warranties made by Seller in
Section III hereof, including the representations and warranties made by FHHLC in the Mortgage Loan Purchase Agreement.

         Section 4.3 Specific Performance. Either party may enforce specific performance of this Agreement.

         Section 4.4 Notices. All notices, demands and requests that may be given or that are required to be given hereunder shall be sent by United States certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses as follows:

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                    If to the Purchaser:      4000 Horizon Way
                                              Irving, Texas 75063
                                              Attn: Wade Walker

                    If to the Seller:         165 Madison Avenue
                                              Memphis, Tennessee 38103
                                              Attn: Clyde A. Billings, Jr.

     Section 4.5 Choice of Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Texas applicable to agreements made and to be performed in the State of Texas and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

     Section 4.6 Acknowledgment of FHHLC. FHHLC hereby acknowledges the provisions of this Agreement, including the duties of FHHLC created hereunder and the assignment of the representations and warranties made by FHHLC pursuant to MLPA I.

                  [remainder of page intentionally left blank]

                                       -6-

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         IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the 30th day of September, 2002.

                               FIRST TENNESSEE BANK NATIONAL
                               ASSOCIATION, as Seller

                               By:______________________________________________
                                    Wade Walker
                                    Senior Vice President

                               FIRST HORIZON ASSET SECURITIES INC., as Purchaser

                               By:______________________________________________
                                    Wade Walker
                                    Senior Vice President - Asset Securitization


The foregoing agreement is hereby
acknowledged and accepted as of the
date first above written.

FIRST HORIZON HOME LOAN CORPORATION,
in its capacity as the seller pursuant to MLPA I



By:  ___________________________________
        Wade Walker
        Senior Vice President - Asset Securitization

Mortgage Loan Purchase Agreement - Signature Page

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                                   SCHEDULE A

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